Exhibit 10.4

EXECUTION VERSION

AMENDMENT NO. 1 TO THE AMENDED AND RESTATED REGISTRATION RIGHTS AGREEMENT

This AMENDMENT NO. 1 TO THE AMENDED AND RESTATED REGISTRATION RIGHTS AGREEMENT (the “Amendment”) is entered into on October 21, 2013, by and between Global Eagle Entertainment Inc., a Delaware corporation (the “Company”), and the parties named on the signature pages hereto (collectively referred to hereinafter as the “Holders”).

W I T N E S S E T H:

WHEREAS, the Company and the Holders, among others, entered into an Amended and Restated Registration Rights Agreement dated as of January 31, 2013 (the “Agreement”); and

WHEREAS, the Company and the Holders desire to amend the Agreement as provided in this Amendment.

AGREEMENT

NOW, THEREFORE, in consideration of the foregoing, the mutual covenants, promises and agreements hereinafter set forth, the mutual benefits to be gained by the performance thereof, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged and accepted, the parties to this Amendment, intending to be legally bound, hereby agree as follows:

Section 1. Defined Terms. Capitalized terms used herein, unless otherwise defined herein, have the meanings ascribed to them in the Agreement.

Section 2. New Defined Terms. The parties hereby agree to amend Section 1.1 to the Agreement to add the following new defined terms, in alphabetical order, as follows:

“Convertible Note” means the convertible promissory note issued to PAR as of October 21, 2013.

“Existing Resale Registration Statement” has the meaning specified in Section 1.2(a).

“New Resale Registration Statement” has the meaning specified in Section 1.2(a).

“Original Resale Registration Statement” has the meaning specified in Section 1.2(a).

“PAR Secondary Registrable Securities” means those shares of Non-Voting Common Stock issued pursuant to the conversion of the Convertible Note.

“Post-Effective Amendment” has the meaning specified in Section 1.2(a).

Section 3. Amendment to Definition of PAR Registrable Securities. The definition of “PAR Registrable Securities” in Section 1.1 is deleted in its entirety and replaced with the following text:

“PAR Registrable Securities” means the Registrable Securities issued to PAR and its affiliates pursuant to the Merger Agreement, the Stock Purchase Agreement, the Equity Backstop Agreement and the shares of Common Stock issuable upon conversion of the shares of Non-Voting Common Stock issuable upon conversion of the Convertible Note.

Section 4. Amendment to Definition of Registrable Securities. The definition of “Registrable Securities” in Section 1.1 is deleted in its entirety and replaced with the following text:

“Registrable Securities” means (i) all shares of Common Stock of the Company held by any Holder, (ii) all shares of Common Stock of the Company issued or issuable upon the conversion, exercise or exchange of any other equity security of the Company held by any Holder, including without limitation, (A) any warrants to purchase shares of Common Stock and any shares of Non-Voting Common Stock of the Company, including the PAR Secondary Registrable Securities and (B) any warrants originally exercisable for shares of capital stock of Row 44, Inc., which warrants, pursuant to the terms of the Merger Agreement, are now, or may be, exercisable for shares Common Stock, (iii) all shares of Common Stock issued to any Holder in connection with any stock split, stock dividend, recapitalization or similar event (including without limitation, any shares of Common Stock issued or issuable upon conversion of any shares of Non-Voting Common Stock issued to any Holder in connection with any stock split, stock dividend, recapitalization or similar event), and (iv) any shares of Common Stock issued or issuable upon the exercise of any equity security of the Company that is issuable upon conversion of any working capital loans in an amount up to $500,000 made to the Company by any Holder; provided, however, that as to any particular Registrable Securities, such securities shall cease to be Registrable Securities when (a) a Registration Statement with respect to the sale of such securities shall have become effective under the Securities Act and such securities shall have been sold, transferred, disposed of or exchanged in accordance with such Registration Statement; (b) such securities shall have been otherwise transferred, new certificates for such securities not bearing a legend restricting further transfer shall have been delivered by the Company and subsequent public distribution of such securities shall not require registration under the Securities Act; (c) such securities shall have ceased to be outstanding; (d) such securities have been sold to, or through, a broker, dealer or underwriter in a public distribution or other public securities transaction; or (e) such securities (other than with respect to the Founder Registrable Securities, the PAR Registrable Securities or the Registrable Securities issued to Putnam Capital Spectrum Fund and Putnam Equity Spectrum Fund and their affiliates) shall be eligible for sale pursuant to Rule 144 (or any similar rule or regulation then in force).

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Section 5. Amendment to Section 1.2(a). Section 1.2(a) is deleted in its entirety and replaced with the following text:

“Registration Statement Covering Resale of Registrable Securities. The Company shall prepare and file or cause to be prepared and filed with the SEC, no later than seven (7) Business Days after January 31, 2013, a Registration Statement for an offering to be made on a continuous basis pursuant to Rule 415 of the Securities Act registering the resale from time to time by Holders of all of the Registrable Securities held by the Holders (the “Original Resale Registration Statement”) and, in the event that the Convertible Note converts into shares of Non-Voting Common Stock, the Company shall prepare and file either (a) a new Registration Statement for an offering to be made on a continuous basis pursuant to Rule 415 of the Securities Act registering the resale from time to time by Holders of all of the Registrable Securities issuable upon conversion of such shares of Non-Voting Common Stock held by the Holders (a “New Resale Registration Statement”) or (b) a post-effective amendment (a “Post-Effective Amendment”) to that certain registration statement on Form S-3 of the Company (SEC File No. 333-188121) (the “Existing Resale Registration Statement~~”)~~ (collectively with the Original Registration Statement, the “Resale Shelf Registration Statement”). The Resale Shelf Registration Statement shall be on Form S-3 or another appropriate form permitting registration of such Registrable Securities for resale by such Holders. The Company shall use reasonable best efforts to cause the Original Resale Registration Statement to be declared effective under the Securities Act on or prior to February 14, 2013, provided that if the Original Resale Registration Statement is not declared effective on or prior to February 14, 2013, then the Company shall use its reasonable best efforts to cause the Original Resale Registration Statement to be declared effective as soon as possible thereafter and in any event within seventy-five (75) days after the date of January 31, 2013, and to keep the Original Resale Shelf Registration Statement effective under the Securities Act at all times until the expiration of the Effectiveness Period. The Company shall prepare and file with the SEC any New Resale Registration Statement or Post-Effective Amendment no later than thirty (30) days after the Maturity Date (as defined in the Convertible Note) (the “Filing Date”). The Company shall use reasonable best efforts to cause any New Resale Registration Statement or Post-Effective Amendment, as the case may be, to be declared effective under the Securities Act within thirty (30) days following the Filing Date, provided that if such New Resale Registration Statement or Post-Effective Amendment, as the case may be, is not declared effective on or prior to such thirtieth day, then the Company shall use reasonable best efforts to cause such New Resale Registration Statement or Post-Effective Amendment, as the case may be, to be declared effective as soon as possible thereafter and in any event within seventy-five (75) days after the Filing Date, and to keep the New Resale Registration Statement or Post-Effective Amendment, as the case may be, effective under the Securities Act at all times until the expiration of the Effectiveness Period.”

Section 6. Amendment to Section 1.2(e)(iii). Section 1.2(e)(iii) is deleted in its entirety and replaced with the following text:

“If the managing underwriter in an Underwritten Takedown advises the Company and the Requesting Holder that, in its view, the number of shares of Registrable Securities requested to be included in such underwritten offering exceeds the largest number of shares that can be sold without having an adverse effect on such offering, including the price at which such shares can be sold (the “Maximum Offering Size”), the Company shall include in such underwritten offering, up to the Maximum Offering Size, first, as many of the Registrable Securities not including the Registrable Securities issuable upon conversion of the PAR Secondary Registrable Securities, requested to be included by all Selling Holders (and allocated pro rata among such Selling Holders on the basis of the relative number of Registrable Securities, not including the Registrable Securities issuable upon conversion of the PAR Secondary Registrable Securities, held by each such Selling Holder at such time (it being understood that for the purposes of calculating the relative number of Registrable Securities held by any Selling Holder, in the event such Selling Holder owns any security of the Company that may be converted, exercised or exchanged into Registrable Securities, the relative number of Registrable Securities held by such Selling Holder shall be determined as if such Selling Holder exercised such equity security on a cashless exercise basis or converted such equity security, exclusive in each such instance of the PAR Secondary Registrable Securities)) as can be included without adversely affecting such distribution by all Selling Holders; and second, as many of the Registrable Securities issuable upon conversion of the PAR Secondary Registrable Securities that PAR has requested be included as can be included without adversely affecting such distribution.”

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Section 7 Amendment to Section 1.3. Section 1.3 is deleted in its entirety and replaced with the following text:

“Piggyback Rights. If the Company proposes to register any of its shares of Common Stock (other than any registration for the account of the Company of securities issued pursuant to any employee benefit plan or in any acquisition by the Company), the Company will include in such registration all Registrable Securities held by the Holders requested to be so included; provided, however, that if, in the case of an underwritten offering, the managing underwriter informs the Company that the number of shares held by the Holders requested to be included exceeds the amount which can be sold in such offering without adversely affecting the distribution of the shares being offered, the Company shall include, first, all of the shares the Company has proposed to register; second, as many of the Registrable Securities not including the Registrable Securities issuable upon conversion of the PAR Secondary Registrable Securities (pro rata based on the number of Registrable Securities, not including the Registrable Securities issuable upon conversion of the PAR Secondary Registrable Securities, that each Holder has requested be included in such underwritten offering and the aggregate number of Registrable Securities, not including the Registrable Securities issuable upon conversion of the PAR Secondary Registrable Securities, that the Holders have requested to be included in such underwritten offering), as can be included without adversely affecting such distribution; third, as many of the Registrable Securities issuable upon conversion of the PAR Secondary Registrable Securities that PAR has requested be included in such underwritten offering as can be included without adversely affecting such distribution; and, fourth, any other shares of Common Stock proposed to be included in such offering; provided, however, that in no event may less than one-third of the total number of shares of Common Stock to be included in such underwritten offering be made available for Registrable Securities.”

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8. Effect of Amendment. Except as explicitly amended by the terms of this Amendment, the terms of the Agreement shall remain in effect and are unchanged by this Amendment.

[Signature Page Follows]

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IN WITNESS WHEREOF, each of the parties hereto has caused this Amendment to be duly executed, all as of the day and year first above written.

COMPANY:

GLOBAL EAGLE ENTERTAINMENT INC.

By:	/s/ Michael Pigott
Name:	Michael Pigott
Title:	Vice-President, Legal Affairs

HOLDERS:

GLOBAL EAGLE ACQUISITION LLC

By:	/s/ James A. Graf
Name:	James A. Graf
Title:	Vice President, CFO, Treasurer and Secretary

PAR INVESTMENT PARTNERS, L.P.

By:	PAR Group, L.P., its general partner

By:	PAR Capital Management, Inc., its general partner

By:	/s/ Steven M. Smith
Name:	Steven M. Smith
Title:	Chief Operating Officer and General Counsel

PUTNAM CAPITAL SPECTRUM FUND
PUTNAM EQUITY SPECTRUM FUND

By:	Putnam Investment Management, LLC

By:	/s/ David Glancy
Name:	David Glancy
Title:	Portfolio Manager